TGI-2
P1, P2, P3, P4


                        SUPPLEMENT DATED OCTOBER 8, 2008
                       TO THE PROSPECTUS DATED MAY 1, 2008
                     TEMPLETON GLOBAL INCOME SECURITIES FUND
        A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Effective May 1, 2009, Templeton Global Income Securities Fund will change its name to "Templeton Global Bond Securities Fund" and adopt a fund policy that, under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and give shareholders at least 60 days' advance notice of any change to the policy. "Bonds" will include debt securities of any maturity, such as bonds, notes, bills and debentures.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.